Day Hagan Tactical Allocation Fund of ETFs

Class A: DHAAX Class C: DHACX Class I: DHAIX

Day Hagan Tactical Dividend Fund

Class A: DHQAX Class C: DHQCX Class I: DHQIX

(the “Funds”)

July 7, 2016

The information in this Supplement amends certain information contained in the Prospectus for the Funds, dated November 1, 2015.

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The following paragraph replaces the paragraph contained under the section of the Fund’s prospectus entitled “DIVIDENDS, DISTRIBUTIONS AND TAXES - Dividends and Distributions”:

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Tactical Allocation Fund of ETFs intends to make annual dividend distributions. The Tactical Dividend Fund intends to make quarterly dividend distributions. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2015, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 877-329-4246 (877-DAY-HAGN) or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.